Virtual R&D Day April 26, 2022 ®

This presentation contains “forward-looking statements” regarding Cyteir’s clinical and pre-clinical development, market opportunity, and expected future performance. Forward-looking statements include statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: our limited operating history and that we have no products approved for commercial sale, which may make it difficult for you to evaluate our current business and predict our future success and viability; that we have incurred significant losses since inception and expect to incur losses for the foreseeable future and may never achieve or maintain profitability; our need substantial additional funding; that we have never successfully completed any clinical trials, and we may be unable to do so for any drug candidates we develop; that our clinical trials may fail to demonstrate adequately the safety and efficacy of any of our drug candidates, which would delay or prevent further clinical development of those candidates, or prevent marketing approval from FDA or similar regulatory authorities; our intention to develop CYT-0851, and potentially future drug candidates, for use in combination with other therapies, which exposes us to additional risks; if we are unable to successfully develop and commercialize companion diagnostic tests for our drug candidates, or experience significant delays in doing so, we may not realize the full commercial potential of our drug candidates; synthetic lethality represents an emerging class of precision medicine targets, and negative perceptions of the efficacy, safety or tolerability of this class of targets, including any that we develop, could adversely affect our ability to conduct our business, advance our drug candidates or obtain regulatory approvals; if we are unable to adequately protect and enforce our intellectual property or obtain and maintain patent protection for our technology and products or if the scope of the patent protection obtained is not sufficiently broad, our competitors or other third parties could develop and commercialize technology and products similar or identical to ours, and our ability to successfully develop and commercialize our technology and products may be impaired, the continuing outbreak of COVID-19 in the United States and other countries may adversely affect our business and the market price of our common stock; and other factors set forth under the heading “Risk Factors” in Cyteir’s most recent Annual Report on Form 10-K and Cyteir's other filings with the Securities and Exchange Commission ("SEC") available on the SEC's website at www.sec.gov. Additional information will be made available by our quarterly reports on Form 10-Q and other filings that we make from time to time with the SEC. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The company does not undertake any obligation to update any such statement or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. Forward-Looking Statement

Agenda Introduction Markus Renschler, MD – President and CEO Discovery of the Mechanism of Action of CYT-0851 Paul Secrist, PhD – Chief Scientific Officer Translating the Science into Our Clinical Strategy Judd Englert, MD, PhD - SVP, Clinical Research & Development Q&A Summary and Upcoming Milestones Markus Renschler, MD – President and CEO

CYT-0851 Has Monotherapy Activity in Multiple Tumor Types Baseline Month 12 Baseline Month 3 Baseline Month 6 Complete Response (treated for 16+ months) Partial Response (treated for 6 months) Unconfirmed Partial Response (treated for 11 months) Diffuse Large B-Cell Lymphoma Sarcoma Follicular Lymphoma Phase 1 dose escalation through 12 cohorts completed: Recommended Phase 2 dose: 400 mg once a day Maximum tolerated dose: 600 mg once a day Most common treatment-related adverse events were fatigue (21% of patients), hyperuricemia (11%), and nausea (11%)

Executive Summary CYT-0851 is advancing in six monotherapy Phase 2 cohorts and three combination therapy Phase 1 cohorts Recent molecular, bioinformatic, and biochemical characterization led to the discovery that the observed effects of CYT-0851 are due to inhibition of monocarboxylate transporters, essential proteins in cancer metabolism New understanding of the mechanism of action of CYT-0851 helps to derisk the clinical program Accelerates biomarker development Opens additional opportunities in other tumor types Cyteir remains focused on discovering and developing small molecule drugs to treat cancers by inducing synthetic lethality in defined patient populations

Cyteir Therapeutics’ Drug Candidate Pipeline Combination therapy in solid tumors and hematologic malignancies Monotherapy in solid tumors and hematologic malignancies CYT-0851 (MCT) Phase 1/2 Pivotal** Worldwide Rights Status Indications* Preclinical Solid tumors and hematologic malignancies CYT-1853 (MCT) Enrolling Enrolling IND-enabling Studies Program (Target) Target 2 (Undisclosed) Non-homologous end joining repair Target 3 (Undisclosed) Microhomology-mediated end joining repair Solid tumors Solid tumors Hit to Lead Hit Identification *CYT-0851 monotherapy and combination therapy indications include DLBCL, FL, MM, pancreatic cancer, ovarian cancer, and soft tissue sarcoma; CYT-1853 monotherapy indications to be determined ** Following the phase 1/2 trial, the pivotal trial could be a phase 3 trial, or if the phase 1/2 data warrant and subject to FDA agreement, a phase 2 registrational trial. If the FDA does not agree, or the data do not warrant advancing to a pivotal trial, we may be required to conduct an additional trial before advancing to the pivotal trial. MCT: monocarboxylate transporter Clinical Development Preclinical Development

Discovery of the Mechanism of Action of CYT-0851

CYT-0851 Discovered Using Phenotypic Screen and Advanced Rapidly to Clinic

- Phenotypic screening strategy exploiting novel synthetic lethality between AID expression and inhibition of DNA repair



AID low cells
AID high cells
↓AID
↑↑AID
Small Library of Compounds
Viable
Lethal

Desired Phenotype of Hits from Screen

- CYT-0851 was the result of extensive lead optimization and rapidly progressed to clinical evaluation



CYT-0851

Lead Optimization/ Medicinal Chemistry

- Rapidly advancing CYT-0851 to clinic to define phase 2 dose and test therapeutic concept in patients was prioritized
- Preclinical characterization continued to determine precise mechanism of action

- Clinical biomarker strategy focused on DNA repair biology:
  - ✓ RAD51 as PD and selection biomarker
  - ✓ γH2AX as PD biomarker
  - ✓ AID expression as selection biomarker

AID: activation-induced cytidine deaminase; PD: pharmacodynamic; γH2AX: marker of damaged DNA

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Bioinformatics Approach to Discovering the Molecular Target of CYT-0851 Develop target hypotheses by combining CYT-0851 sensitivity data with gene essentiality data Strengthen target hypotheses by combining CYT-0851 sensitivity data with gene expression data Explore/confirm target biology using genome-wide CRISPR Cas9-screening Genetic deletion of which genes best mimic treatment with CYT-0851? Expression of which genes best correlate with sensitivity or resistance to CYT-0851? Genetic deletion of which genes most influence sensitivity to CYT-0851?

Bioinformatics Approach to Discovering the Molecular Target of CYT-0851 Develop target hypotheses by combining CYT-0851 sensitivity data with gene essentiality data Genetic deletion of which genes best mimic treatment with CYT-0851? CYT-0851 Sensitivity Data Genome-wide Gene Essentiality Data (>16,000 genes) 439 cell lines 946 cell lines 272 cell lines overlap

Deletion of MCT1 Most Closely Mimicked Treatment with CYT-0851 Genetic deletion of which gene best mimicked treatment with CYT-0851? Answer: Monocarboxylate Transporter 1 (MCT1) MCT1 #1 correlated gene out of 16,000+ genes CYT-0851 Sensitivity Data Genome-wide Gene Essentiality Data (>16,000 genes) 439 cell lines 946 cell lines 272 cell lines overlap

What are Monocarboxylate Transporters and What Do They Do? Monocarboxylate transporters (MCTs) are a family of proteins that bi-directionally transport key metabolic intermediates such as lactate, pyruvate, and ketone bodies MCT1 is a high affinity lactate transporter, efficiently imports and exports lactate Lactate transport is required for cancer cell metabolism to support their high proliferation rate MCTs are often upregulated in cancers, lead to poor prognosis and increased mortality Targeting MCT activity is a preclinically validated approach to treating cancers MCT4 is a low affinity lactate exporter but can provide some redundancy to MCT1 function Genetic deletion of which gene best mimicked treatment with CYT-0851? Answer: Monocarboxylate Transporter 1 (MCT1) MCT1 #1 correlated gene out of 16,000+ genes MCT transporter activity and lactate transport are essential to cancer survival and tumorigenesis

Bioinformatics Approach to Discovering the Molecular Target of CYT-0851 Genetic deletion of which gene best mimicked treatment with CYT-0851? Answer: Monocarboxylate Transporter 1 (MCT1) MCT1 Strengthen target hypotheses by combining CYT-0851 sensitivity data with gene expression data Explore/confirm target biology using genome-wide CRISPR Cas9-screening Expression of which genes best correlate with sensitivity or resistance to CYT-0851? Genetic deletion of which genes most influence sensitivity to CYT-0851? #1 correlated gene out of 16,000+ genes

MCT4 Expression Strongly Correlated with Resistance to CYT-0851 Genetic deletion of which gene best mimicked treatment with CYT-0851? Answer: Monocarboxylate Transporter 1 (MCT1) MCT1 Expression of which gene best correlated with resistance to CYT-0851? Answer: Monocarboxylate Transporter 4 (MCT4) MCT4 #1 correlated gene out of 25,000+ genes Explore/confirm target biology using genome-wide CRISPR Cas9-screening Genetic deletion of which genes most influence sensitivity to CYT-0851? #1 correlated gene out of 16,000+ genes

Bioinformatics Approach to Discovering the Molecular Target of CYT-0851 Genetic deletion of which gene best mimicked treatment with CYT-0851? Answer: Monocarboxylate Transporter 1 (MCT1) MCT1 Expression of which gene best correlated with resistance to CYT-0851? Answer: Monocarboxylate Transporter 4 (MCT4) MCT4 #1 correlated gene out of 25,000+ genes Explore/confirm target biology using genome-wide CRISPR Cas9-screening Genetic deletion of which genes most influence sensitivity to CYT-0851? #1 correlated gene out of 16,000+ genes

MCT4 Gene Deletion Increased Sensitivity to CYT-0851 Genetic deletion of which gene best mimicked treatment with CYT-0851? Answer: Monocarboxylate Transporter 1 (MCT1) MCT1 Expression of which gene best correlated with resistance to CYT-0851? Genetic deletion of which genes improved sensitivity to CYT-0851? Answer: Monocarboxylate Transporter 4 (MCT4) Answer: Monocarboxylate Transporter 4 (MCT4) MCT4 #6 scoring gene out of 18,000+ genes Three orthogonal bioinformatics approaches converged on MCT1 as the most likely molecular target of CYT-0851 #1 correlated gene out of 25,000+ genes #1 correlated gene out of 16,000+ genes

Experimental Confirmation that CYT-0851 Inhibits MCT Transporter Activity MCT1-mediated substrate import inhibition MCT: monocarboxylate transporter MCT-mediated lactate export inhibition Multiple lactate transporter assays corroborate that CYT-0851 is a nanomolar inhibitor of MCT activity

Cancer Metabolism and the Importance of Lactate Transport

What is Cancer Metabolism and Why is Lactate Transport Important? ATP: adenosine triphosphate; TCA: tricarboxylic acid cycle Cancer cells must rewire their metabolism to support a higher replication rate and out-compete normal cells Too much intracellular lactate is cytotoxic - cancer cells become dependent on MCT-mediated lactate export for survival and tumorigenesis Exported lactate acidifies the extracellular space - promoting a tumor-friendly microenvironment Cancer cells prefer lactate-producing GLYCOLYSIS due to the special advantages it offers rapidly proliferating tumor cells Normal cells use predominately OXIDATIVE PHOSPHORYLATION which breaks down glucose to carbon dioxide and water NORMAL CELL CANCER CELL By impairing lactate transport, MCT inhibition preferentially causes lactate cytotoxicity in glycolytic cancer cells

MCT-Mediated Lactate Transport is Essential for Tumor Survival

CYT-0851 Inhibits Lactate Transport and Cancer Cell Metabolism CYT-0851 treatment rapidly elevates intracellular lactate Result: impairs glycolysis via negative feedback and induces cell death via lactate toxicity CYT-0851 treatment rapidly reduces extracellular acidification Result: makes environment less tumor friendly and more immune cell friendly CYT-0851 rapidly inhibits lactate transport and causes toxic accumulation of intracellular lactate in cancer cells

Cytotoxicity of CYT-0851 Correlates with Ability to Inhibit Lactate Transport Intracellular lactate accumulation and cytotoxicity correlation is observed across a variety of cancer cell lines Lactate/cytotoxicity correlation in Daudi Burkitt’s lymphoma cell line Lactate/cytotoxicity correlation exists across a panel of cell lines Strong correlation between ability of CYT-0851 to induce intracellular lactate and inhibit cell growth in cancer cell lines Normal cells insensitive to CYT-0851

Therapeutic Opportunity and Differentiation

MCT Inhibitor Landscape

	CYT-0851	AZD3965	BAY8002	NGY-A/B
Company	Cyteir	AstraZeneca	Bayer	Nirogy
MCT Selectivity	MCT1 confirmed MCT2/3/4 pending	MCT1	MCT1	MCT1+MCT4
Clinical Proof of Concept	Lymphoma Solid tumors	Lymphoma	NA	NA
Current Status	Phase 2	Phase 1	Preclinical	Preclinical

In preliminary preclinical evaluation, CYT-0851:

- leads to higher levels of intracellular lactate accumulation and greater cytotoxicity than AZD3965 or BAY8002
- exhibits improved anti-cancer activity in MCT4-expressing cancer cells; activity in MCT1 inhibitor-resistant cell lines
- qualitative and quantitative differences in ability to kill cancer cells compared to AZD3965 and BAY8002

Preliminary data suggests that CYT-0851 is differentiated with potential to be best-in-class; further studies ongoing

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From Phenotype to Genotype: Mechanism of Action Summary CYT-0851 was discovered through a phenotypic screen with the hypothesis that it impaired DNA repair through RAD51 inhibition Using a bioinformatics approach and employing genome-wide CRISPR screening, CYT-0851 was identified as an MCT inhibitor Inhibition of MCT leads to a downstream reduction in several proteins important to cell cycle regulation, including RAD51, which may explain effects seen in homologous recombination assays MCT-mediated lactate transport is essential for cancer cell survival and tumorigenesis, making it an attractive target for cancer treatment and drug development CYT-0851 is believed to induce synthetic lethality in tumors that are dependent on glycolysis for energy production

Translating the Science into Our Clinical Strategy

Mechanism Supports Our Broad Clinical Plan for CYT-0851 Early monotherapy responses observed in multiple tumor types MCT transporter activity is fundamental to the survival and growth of many cancers Current trial design allows for additional cohorts to expand development opportunities Scientific literature on MCT supports our current indications and additional tumor types Phase 1 escalation of capecitabine, gemcitabine and rituximab + bendamustine ongoing Our unbiased evaluation of combinations is now further supported by scientific findings

MCT1 Expression Predicts Poor Prognosis in Cancer Soft-tissue Sarcoma Multiple Myeloma Breast Cancer Non-Small Cell Lung Cancer Pinheiro, C., et al. J Transl Med 12, 118 (2014) Stroh, J., et al. Blood Advances 6, 2 (2022) Hong, C., et al. Cell Reports 14, 7 (2016) MCT1 negative MCT1 positive Hong, C., et al. Cell Reports 14, 7 (2016) Reduced overall cancer patient survival observed in MCT1 high tumors across multiple tumor types

Mechanism Further Supports Current Clinical Development Plan Phase 1 Monotherapy | Initiated Sep 2019 Phase 2 Monotherapy | Initiated Jan 2022 6 Expansion cohorts Signal seeking/POC Hematologic Malignancies DLBCL Follicular lymphoma Multiple myeloma Potential registration-oriented development CYT-0851 Dose Escalation MTD Identified = 600 mg once daily RP2D Selected = 400 mg once daily Solid Tumors Pancreatic cancer Ovarian cancer Soft tissue sarcoma Registrational Intent Trial(s)* *Following the Phase 1/2 trial, the pivotal trial could be a Phase 3 trial, or if the Phase 1/2 data warrant and subject to FDA agreement, a Phase 2 registrational trial. If the FDA does not agree, or the data do not warrant advancing to a pivotal trial, we may be required to conduct an additional trial before advancing to the pivotal trial MTD: maximum tolerated dose, RP2dD: recommended Phase 2 dose, DLBCL: Diffuse large B-cell lymphoma, GI: gastrointestinal Goldman, M.J., Zhang, J., Fonseca, N.A. et al. A user guide for the online exploration and visualization of PCAWG data. Nat Comm 11, 2020 MCT1 Expression by Cancer Type Cancer types in expansion cohorts (as noted) Other cancer types Normal tissue (as noted)

New Mechanistic Understanding Sharpens of our Scientific Focus Patient Selection Biomarkers Pharmacodynamic Biomarkers Rational Combinations +

Refining our Patient Enrichment Strategy Sensitive tumors hypothesized to be those hard-wired to utilize glycolysis and export large amounts of lactate Exploring whether imaging techniques, such as FDG-PET, that identify glycolytic tumors will enrich for responders Developing MCT1 and MCT4 protein expression assays to measure tumor expression of lactate transporters Performing metabolomic, genomic, and transcriptomic analyses on patient samples to confirm biomarkers of glycolytically-hardwired tumors with impaired ability to: manage CYT-0851-induced intracellular lactate accumulation switch to non-glycolytic energy production Discontinued RAD51, γH2AX and AID profiling of patient samples Genomic and Transcriptomic Analyses Metabolomic Analyses CRISPR screens to identify CYT-0851 synthetic lethality Patient DNA Patient RNA

Combination Treatments Exploiting Synthetic Lethality with CYT-0851 TYMS CRISPR screen identified genetic deletion of thymidylate synthase (TYMS), the molecular target of 5-fluorouracil, as synthetically lethal with CYT-0851 Identify Validate Confirm Combining CYT-0851 and 5-FU (Fluorouracil) overcomes resistance to each single-agent in a pancreatic cancer cell line Phase 1 study combining CYT-0851 and Capecitabine, an oral prodrug of 5-FU, initiated in December 2021 to explore an all-oral regimen for the treatment of solid tumors

Combination Strategies to Chemically Induce Synthetic Lethality with CYT-0851 Opens Expansive Markets Phase 1 Combination | Initiated Dec 2021 CYT-0851 + Rituximab + Bendamustine Non-Hodgkin Lymphoma Phase 2 Combination | 2023 DLBCL Follicular lymphoma Dose-Finding Potential Cancers for Dose-Confirmation/ Activity *Following the Phase 1/2 trial, the pivotal trial could be a Phase 3 trial, or if the Phase 1/2 data warrant and subject to FDA agreement, a Phase 2 registrational trial. If the FDA does not agree, or the data do not warrant advancing to a pivotal trial, we may be required to conduct an additional trial before advancing to the pivotal trial DLBCL: Diffuse large B-cell lymphoma, GI: gastrointestinal CYT-0851 + Gemcitabine Solid Tumors +Gemcitabine Pancreatic cancer Ovarian cancer Soft tissue sarcoma Breast cancer CYT-0851 + Capecitabine Solid Tumors Pancreatic cancer Breast cancer Colorectal cancer Other GI cancers Registrational Intent Trial(s)*

Clinical Summary: Broad Applicability Across Cancers with First-in-Class Potential CYT-0851 has demonstrated durable monotherapy activity across multiple tumor types with a generally favorable tolerability in Phase 1 Tumor indications previously selected for Phase 2 are supported by the new mechanism, high levels of MCT1 expression in those indications, and the tumors known reliance on glycolysis New understanding of mechanism broadens our opportunities for both monotherapy and combinations to expand into additional tumor indications and earlier lines of treatment Samples available from the current clinical trial now will be analyzed with metabolomics, transcriptomics and genomics to support a patient enrichment strategy for future development CYT-0851 targets a fundamental aspect of cancer biology with the potential to treat many cancers

Summary

Completing the CYT-0851 Drug Development Puzzle MCT Inhibition Lack of myelosuppression Biomarkers New understanding provides an opportunity to accelerate biomarker development and to expand market opportunities to complete the puzzle MCT selectivity Rational combinations Additional tumor types Synergy with antimetabolites Responses in lymphoma Adverse event profile

CYT-0851 Future Milestones 2022 Dose first patient in the Phase 1 CYT-0851 combination trial Dose first patient in the Phase 2 CYT-0851 monotherapy expansion trial Present data from Phase 1 CYT-0851 dose escalation trial Safety data from Phase 1 CYT-0851 combination trial Complete stage 1 of CYT-0851 Phase 2 monotherapy trial Decision on potential registration trial for CYT-0851 First Half Second Half Initiate Phase 2 CYT-0851 combination trial Complete stage 2 of CYT-0851 Phase 2 monotherapy trial Start potential registrational trial with CYT-0851 2023

Summary: Scientific Innovation Driving Clinical Strategy YT Since IPO in June 2021, completed CYT-0851 Phase 1 trial , opened Phase 1 combination therapy trial (3 regimens), opened Phase 2 monotherapy trial (6 cohorts) and elucidated CYT-0851 MOA CYT-0851 has potential to be first-in-class MCT inhibitor with opportunities to treat a broad range of cancers due to the fundamental biology being targeted Extensive molecular, bioinformatic, and biochemical experiments led the Cyteir R&D team to the conclusion that the observed effects of CYT-0851 are due to inhibition of monocarboxylate transporters (MCTs) Cyteir remains focused on discovering and developing small molecule drugs that induce synthetic lethality for the treatment of cancer New understanding of mechanism of action helps to derisk the program Accelerates biomarker development Opens additional opportunities in other tumor types